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                                                                   Exhibit 10.56

                              AMENDMENT NO. 3 TO
                             EMPLOYMENT AGREEMENT
                             --------------------


     This is an Amendment dated September 17, 2001 (the "Amendment") to the Employment Agreement (as hereinafter defined) by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer"), and ROBERT A. ORTENZIO, an individual (the "Employee").

                                  Background
                                  ----------

     A. The Employer and the Employee executed and delivered that certain Employment Agreement dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement dated as of August 8, 2000, and that certain Amendment No. 2 to Employment Agreement dated as of February 23, 2001 (as amended, the "Employment Agreement"). The Employer and the Employee now desire to further amend the Employment Agreement as hereinafter provided.

     B. Accordingly, and intended to be legally bound hereby, the Employer and the Employee agree as follows:

                                   Agreement
                                   ---------

     1. Section 1.02 of the Employment Agreement is hereby amended and restated as follows:

        "1.02 Capacity. The Employee shall serve as President and Chief
              --------
        Operating Officer of the Employer until September 17, 2001. From and after September 17, 2001, the Employee shall serve as the Chief Executive Officer, President and Chief Operating Officer of the Employer."

     2. Effective as of the first of the Company's payroll periods beginning after September 17, 2001, the Employee's base salary under Section 3.01 of the Employment Agreement shall be increased to $800,000.

     3. Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                  SELECT MEDICAL CORPORATION


                                  By:  _________________________________
                                         Michael E. Tarvin,
                                         Senior Vice President



                                  ______________________________________
                                         Robert A. Ortenzio